Exhibit #10.45

                             ASSIGNMENT OF CONTRACT

         THIS ASSIGNMENT OF CONTRACT ("Assignment") is made and entered into as of July 28, 2000 by and between EOP - San Rafael Corporate Center Investor, L.L.C., a Delaware limited liability company ("Assignor") and, San Rafael Corporate Center, LLC, a Delaware limited liability company ("Assignee").

         WHEREAS, Assignor f/k/a San Rafael Corporate Center, L.L.C. entered into that certain Purchase Agreement with Fair, Isaac and Company, Inc. dated June 28, 2000 (the "Contract") for approximately 12.9 acres of land, known as the Lindaro Office Park site located in the City of San Rafael, Marin County, California (the "Property"); and

         WHEREAS, Assignor wishes to assign, and Assignee wishes to accept assignment of, all of Assignor's rights and obligations under the Contract.

         NOW THEREFORE, for and in consideration of the payment by Assignee to Assignor of the sum of Ten ($10.00) Dollars, the mutual promises contained herein, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Assignment. Subject to the terms and conditions of this Assignment, Assignor hereby assigns, transfers and conveys, without recourse, representation or warranty all of its right, title and interest in and to the Contract, including all right, title and interest it may have in and to the Initial Deposit (as defined in the Contract) deposited by Assignor as Buyer under the Contract, and Assignee hereby assumes all obligations of Assignor under the Contract.

         2. Indemnity. Assignee shall indemnify, defend and hold Assignor, its affiliates, and all of their officers, directors, managers, partners and agents, harmless from and against any and all claims, liabilities, damages, judgments, costs and expenses (including reasonable attorneys' fees) which arise under, in connection with or with respect to the Property and the Contract, regardless of whether any such claims, liabilities, damages, judgments, costs and expenses relate to the period prior to or subsequent to the date of this Assignment.

         3. Representations and Warranties. Assignee acknowledges that Assignor makes no representations or warranties with respect to the Property, and Assignee waives all claims against Assignor, its affiliates, and all of their officers, directors, managers, partners and agents, in connection with or with respect to the Property and the Contract. Notwithstanding anything to the contrary in this Assignment, Assignor represents and warrants to Assignee that it has not assigned its interest in the Contract or the Initial Deposit to any person or entity other than Assignee.

         4. Counterparts. This Assignment may be executed in one or more counterparts and all such counterparts shall be treated as one Assignment.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment on the date first written above.

                                                 ASSIGNEE:
  ASSIGNOR:
                                                 SAN RAFAEL CORPORATE CENTER,
  EOP - SAN RAFAEL CORPORATE                     LLC, a Delaware limited liability company
  CENTER INVESTOR, L.L.C., a Delaware
  limited liability company                      By: WILSON/EQUITY OFFICE, LLC, a
                                                 Delaware limited liability company
  By: EOP Operating Limited Partnership,
      a Delaware limited partnership                 By: Wilson Investors, LLC, a Delaware
                                                     limited liability company, a Member
      By: Equity Office Properties Trust,
      a Maryland real estate investment                 By:  __________________________
      trust, its sole general partner                   Name: William Wilson
                                                        Title:  Manager

      By: _________________________________          By: EOPMC Investor, L.L.C., a
      Name: _______________________________          Delaware limited liability company,
      Title: ______________________________          a Member

                                                        By: Equity Office Properties Management Corp.,
                                                        a Delaware corporation, its Member Manager

                                                        By:
                                                        Name:
                                                        Title:


                                                 By: EOP - SAN RAFAEL CORPORATE
                                                 CENTER INVESTOR, L.L.C., a Delaware
                                                 limited liability company

                                                     By: EOP Operating Limited Partnership,
                                                     a Delaware limited partnership

                                                       By: Equity Office  Properties  Trust,
                                                       a Maryland real estate  investment  trust,
                                                       its sole general partner


                                                     By: _________________________________
                                                     Name: _______________________________
                                                     Title: ______________________________


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